WMLT 2005-A
262 records
Balance: 114,532,590
WMLT 2005-A Strats - Group 1 NatCity 3-1s

Selection Criteria: WMLT 2005-A Strats - Group 1 NatCity 3-1s
Table of Contents

1. Original Combined Loan to Value ( All Loans )

1. Original Combined Loan to Value ( All Loans )
Original Combined Loan to Value ( All Loans )	Count	Total Current Balance	Percent Current Balance	Weighted OT	Weighted RTERM	Gross WAC	Weighted Original FICO	Weighted Original LTV	Weighted ROLLTERM	Weighted Seasoning
25.01 - 30.00	1	109,348.72	0.10	360	355	5.13	809	29.00	31	5
30.01 - 35.00	3	990,306.11	0.86	360	354	4.63	780	32.66	30	6
35.01 - 40.00	2	942,535.48	0.82	360	357	5.15	788	38.00	33	3
40.01 - 45.00	1	50,000.00	0.04	360	358	6.50	762	44.00	34	2
45.01 - 50.00	3	1,457,263.87	1.27	360	358	4.95	771	49.07	34	2
50.01 - 55.00	5	1,879,979.02	1.64	360	353	4.56	765	49.29	29	7
55.01 - 60.00	16	8,180,840.13	7.14	360	356	5.08	727	57.20	32	4
60.01 - 65.00	13	5,549,889.52	4.85	360	354	4.90	729	61.84	30	6
65.01 - 70.00	20	8,736,390.74	7.63	360	355	5.19	711	69.01	31	5
70.01 - 75.00	28	12,574,958.60	10.98	360	355	5.06	721	72.07	31	5
75.01 - 80.00	61	25,788,385.22	22.52	360	356	5.26	714	78.76	32	4
80.01 - 85.00	13	5,592,290.92	4.88	360	355	5.00	724	77.92	31	5
85.01 - 90.00	66	29,634,699.65	25.87	360	355	5.04	731	77.69	31	5
90.01 - 95.00	30	13,045,701.90	11.39	360	356	5.14	731	77.80	32	4
Total:	262	114,532,589.88	100.00	360	355	5.10	726	72.84	31	5
Minimum CLTV: 29.00
Maximum CLTV: 95.00
Weighted Average CLTV: 78.69
Weighted Non-Zero Average CLTV: 78.69

Collateral Stratifications
Cutoff Date: 08/01/2005

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

WMLT 2005-A
DTI Strat - Group 1

DTI (Group 1)

		Total	Percent				Weighted	Weighted
DTI (Group 1)	Count	Current Balance	Current Balance	Weighted OT	Weighted RTERM	Gross WAC	Original FICO	Original LTV	Weighted ROLLTERM	Weighted Seasoning
<= 0.0000	1	199,000.00	0.17	360	358	5.25	654	93.00	34	2
10.0001 - 15.0000	7	1,713,652.69	1.50	360	356	4.92	755	61.77	32	4
15.0001 - 20.0000	3	1,338,320.24	1.17	360	354	4.70	722	72.19	30	6
20.0001 - 25.0000	20	9,137,089.94	7.98	360	355	5.09	723	75.95	31	5
25.0001 - 30.0000	33	14,302,640.58	12.49	360	355	5.06	732	68.23	31	5
30.0001 - 35.0000	78	36,481,444.67	31.85	360	355	5.12	721	70.54	31	5
35.0001 - 40.0000	62	27,555,622.70	24.06	360	355	5.10	722	74.73	31	5
40.0001 - 45.0000	53	22,339,068.80	19.50	360	355	5.11	736	76.24	31	5
45.0001 - 50.0000	5	1,465,750.26	1.28	360	355	5.13	725	78.83	32	5
Total:	262	114,532,589.88	100.00	360	355	5.10	726	72.84	31	5
Minimum DTI: 0.00
Maximum DTI: 49.00
Weighted Average DTI: 34.49
Weighted Non-Zero Average DTI: 34.55

Top
Collateral Stratifications
Cutoff Date: 08/01/2005

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

WMLT 2005-A
1,035 records
Balance: 448,544,894
All records

1. First Roll Date, IO Only

First Roll Date, IO Only	Count	Total Current Balance	Percent Current Balance	Weighted OT	Weighted RTERM	Gross WAC	Weighted Original FICO	Weighted Original LTV	Weighted ROLLTERM	Weighted Seasoning
October 2007	1	851,400.00	0.21	360	350	4.5	776	64	26	10
November 2007	3	1,591,429.85	0.4	360	351	4.62	700	73.42	27	9
December 2007	6	3,036,399.53	0.76	360	352	4.73	716	71.57	28	8
January 2008	62	31,740,813.75	7.94	360	353	5.05	719	72.92	29	7
February 2008	18	8,661,812.70	2.17	360	354	4.73	733	72.91	30	6
March 2008	41	17,157,516.33	4.29	360	355	5.15	723	73.97	31	5
April 2008	14	4,994,745.06	1.25	360	356	5.18	716	76.09	32	4
May 2008	9	3,179,599.80	0.8	360	357	5.44	730	72.05	33	3
June 2008	84	34,441,093.28	8.62	360	358	5.26	732	73.88	34	2
July 2010	1	1,000,000.00	0.25	360	335	4.63	765	58	59	25
July 2011	1	441,600.00	0.11	360	347	5.75	679	80	71	13
August 2011	1	536,000.00	0.13	360	348	5.25	760	80	72	12
October 2011	1	601,826.41	0.15	360	350	5.63	683	80	74	10
December 2011	13	5,188,686.82	1.3	360	352	5.46	730	67.68	76	8
January 2012	20	10,288,892.13	2.57	360	353	5.36	748	68.02	77	7
February 2012	21	7,415,632.46	1.86	360	354	5.35	759	62.61	78	6
March 2012	4	1,264,363.76	0.32	360	355	5.31	695	73.63	79	5
April 2012	1	140,000.00	0.04	360	356	5.5	700	74	80	4
May 2012	4	1,450,950.00	0.36	360	357	5.52	756	78.12	81	3
June 2012	425	177,392,410.74	44.38	360	358	5.48	738	74.04	82	2
July 2012	73	29,298,076.36	7.33	360	359	5.36	746	74.54	83	1
October 2014	1	562,400.00	0.14	360	350	5.88	737	80	110	10
November 2014	1	831,764.61	0.21	360	351	5.63	724	80	111	9
December 2014	6	2,352,715.04	0.59	360	352	5.76	673	65.42	112	8
January 2015	10	4,278,963.01	1.07	360	353	5.51	708	62.29	113	7
February 2015	31	13,386,264.83	3.35	360	354	5.54	731	70.96	114	6
March 2015	11	4,990,770.00	1.25	360	355	5.44	743	73.15	115	5
May 2015	1	695,899.99	0.17	360	357	5.88	732	80	117	3
June 2015	65	31,615,436.65	7.91	360	358	5.68	747	70.94	118	2
July 2015	1	338,500.00	0.08	360	359	5.63	703	68	119	1
Total:	930	399,725,963.11	100	360	357	5.39	735	72.95	73	3

2. First Roll Date (Group 1), IO Only

First Roll Date (Group 1), IO Only	Count	Total Current Balance	Percent Current Balance	Weighted OT	Weighted RTERM	Weighted Gross WAC	Weighted Original FICO	Original LTV	Weighted ROLLTERM	Weighted Seasoning
October 2007	1	851,400.00	0.81	360	350	4.5	776	64	26	10
November 2007	3	1,591,429.85	1.51	360	351	4.62	700	73.42	27	9
December 2007	6	3,036,399.53	2.87	360	352	4.73	716	71.57	28	8
January 2008	62	31,740,813.75	30.04	360	353	5.05	719	72.92	29	7
February 2008	18	8,661,812.70	8.2	360	354	4.73	733	72.91	30	6
March 2008	41	17,157,516.33	16.24	360	355	5.15	723	73.97	31	5
April 2008	14	4,994,745.06	4.73	360	356	5.18	716	76.09	32	4
May 2008	9	3,179,599.80	3.01	360	357	5.44	730	72.05	33	3
June 2008	84	34,441,093.28	32.6	360	358	5.26	732	73.88	34	2
Total:	238	105,654,810.30	100	360	355	5.11	725	73.42	31	5

3. First Roll Date (Group 2), IO Only

First Roll Date (Group 2), IO Only	Count	Total Current Balance	Percent Current Balance	Weighted OT	Weighted RTERM	Gross WAC	Weighted Original FICO	Weighted Original LTV	Weighted ROLLTERM	Weighted Seasoning
July 2010	1	1,000,000.00	0.59	360	335	4.63	765	58	59	25
August 2011	1	536,000.00	0.32	360	348	5.25	760	80	72	12
October 2011	1	601,826.41	0.36	360	350	5.63	683	80	74	10
December 2011	1	449,999.99	0.27	360	352	5.13	779	26	76	8
February 2012	1	650,000.00	0.39	360	354	5.75	764	44	78	6
April 2012	1	140,000.00	0.08	360	356	5.5	700	74	80	4
May 2012	2	630,850.00	0.37	360	357	5.29	752	86.47	81	3
June 2012	327	137,117,564.13	81.42	360	358	5.48	741	73.53	82	2
July 2012	67	27,271,546.38	16.19	360	359	5.35	749	74.4	83	1
Total:	402	168,397,786.91	100	360	358	5.45	742	73.43	82	2

4. First Roll Date (Group 3), IO Only

First Roll Date (Group 3), IO Only	Count	Total Current Balance	Percent Current Balance	Weighted OT	Weighted RTERM	Gross WAC	Weighted Original FICO	Weighted Original LTV	Weighted ROLLTERM	Weighted Seasoning
July 2011	1	441,600.00	0.66	360	347	5.75	679	80	71	13
December 2011	12	4,738,686.83	7.11	360	352	5.5	726	71.64	76	8
January 2012	20	10,288,892.13	15.44	360	353	5.36	748	68.02	77	7
February 2012	20	6,765,632.46	10.16	360	354	5.31	759	64.4	78	6
March 2012	4	1,264,363.76	1.9	360	355	5.31	695	73.63	79	5
May 2012	2	820,100.00	1.23	360	357	5.69	759	71.69	81	3
June 2012	98	40,274,846.61	60.45	360	358	5.5	727	75.78	82	2
July 2012	6	2,026,529.98	3.04	360	359	5.54	715	76.33	83	1
Total:	163	66,620,651.77	100	360	356	5.46	733	73.09	80	4

5. First Roll Date (Group 4), IO Only

First Roll Date (Group 4), IO Only	Count	Total Current Balance	Percent Current Balance	Weighted OT	Weighted RTERM	Gross WAC	Weighted Original FICO	Weighted Original LTV	Weighted ROLLTERM	Weighted Seasoning
October 2014	1	562,400.00	0.95	360	350	5.88	737	80	110	10
November 2014	1	831,764.61	1.41	360	351	5.63	724	80	111	9
December 2014	6	2,352,715.04	3.98	360	352	5.76	673	65.42	112	8
January 2015	10	4,278,963.01	7.25	360	353	5.51	708	62.29	113	7
February 2015	31	13,386,264.83	22.67	360	354	5.54	731	70.96	114	6
March 2015	11	4,990,770.00	8.45	360	355	5.44	743	73.15	115	5
May 2015	1	695,899.99	1.18	360	357	5.88	732	80	117	3
June 2015	65	31,615,436.65	53.54	360	358	5.68	747	70.94	118	2
July 2015	1	338,500.00	0.57	360	359	5.63	703	68	119	1
Total:	127	59,052,714.13	100	360	356	5.62	736	70.59	116	4

6. First Roll Date, Non IO

First Roll Date, Non IO	Count	Total Current Balance	Percent Current Balance	Weighted OT	Weighted RTERM	Gross WAC	Weighted Original FICO	Weighted Original LTV	Weighted ROLLTERM	Weighted Seasoning
May 2006	1	297,982.83	0.61	360	333	4.5	728	75	9	27
December 2007	2	836,422.12	1.71	360	352	4.6	771	39.46	28	8
January 2008	6	2,700,587.32	5.53	360	353	4.99	722	70.17	29	7
March 2008	3	872,159.93	1.79	360	355	4.98	737	61.58	31	5
May 2008	2	814,492.13	1.67	360	357	4.92	698	56.27	33	3
June 2008	10	3,356,135.25	6.87	360	358	5.06	743	71.58	34	2
September 2011	1	420,708.39	0.86	360	349	5.88	686	80	73	11
December 2011	3	1,130,427.66	2.32	360	352	5.12	745	61.64	76	8
January 2012	1	495,881.17	1.02	360	353	5.38	743	77	77	7
February 2012	6	3,077,687.96	6.3	360	354	5.35	704	65.26	78	6
March 2012	1	893,652.38	1.83	360	355	5.13	779	64	79	5
May 2012	1	548,054.54	1.12	360	357	5.13	772	45	81	3
June 2012	43	20,082,409.77	41.14	360	358	5.39	749	72.08	82	2
July 2012	8	3,919,878.94	8.03	360	359	5.51	746	78.87	83	1
January 2015	1	503,152.10	1.03	360	353	5.63	802	52	113	7
February 2015	10	5,655,549.86	11.58	360	354	5.39	735	56.9	114	6
March 2015	2	1,113,582.26	2.28	360	355	5.3	750	56.44	115	5
June 2015	4	2,100,166.20	4.3	360	358	5.72	723	77.01	118	2
Total:	105	48,818,930.81	100	360	356	5.32	741	68.38	78	4

7. First Roll Date (Group 1), Non IO

First Roll Date (Group 1), Non IO	Count	Total Current Balance	Percent Current Balance	Weighted OT	Weighted RTERM	Gross WAC	Weighted Original FICO	Weighted Original LTV	Weighted ROLLTERM	Weighted Seasoning
May 2006	1	297,982.83	3.36	360	333	4.5	728	75	9	27
December 2007	2	836,422.12	9.42	360	352	4.6	771	39.46	28	8
January 2008	6	2,700,587.32	30.42	360	353	4.99	722	70.17	29	7
March 2008	3	872,159.93	9.82	360	355	4.98	737	61.58	31	5
May 2008	2	814,492.13	9.17	360	357	4.92	698	56.27	33	3
June 2008	10	3,356,135.25	37.8	360	358	5.06	743	71.58	34	2
Total:	24	8,877,779.58	100	360	355	4.95	734	65.85	31	5

8. First Roll Date (Group 2), Non IO

First Roll Date (Group 2), Non IO	Count	Total Current Balance	Percent Current Balance	Weighted OT	Weighted RTERM	Gross WAC	Weighted Original FICO	Weighted Original LTV	Weighted ROLLTERM	Weighted Seasoning
February 2012	1	411,667.97	2.15	360	354	5.13	754	65	78	6
May 2012	1	548,054.54	2.86	360	357	5.13	772	45	81	3
June 2012	29	14,723,420.32	76.78	360	358	5.33	751	69.86	82	2
July 2012	7	3,492,835.97	18.21	360	359	5.5	744	79.34	83	1
Total:	38	19,175,978.80	100	360	358	5.35	750	70.77	82	2

9. First Roll Date (Group 3), Non IO

First Roll Date (Group 3), Non IO	Count	Total Current Balance	Percent Current Balance	Weighted OT	Weighted RTERM	Gross WAC	Weighted Original FICO	Weighted Original LTV	Weighted ROLLTERM	Weighted Seasoning
September 2011	1	420,708.39	3.69	360	349	5.88	686	80	73	11
December 2011	3	1,130,427.66	9.92	360	352	5.12	745	61.64	76	8
January 2012	1	495,881.17	4.35	360	353	5.38	743	77	77	7
February 2012	5	2,666,019.99	23.4	360	354	5.38	696	65.3	78	6
March 2012	1	893,652.38	7.84	360	355	5.13	779	64	79	5
June 2012	14	5,358,989.45	47.04	360	358	5.56	744	78.2	82	2
July 2012	1	427,042.97	3.75	360	359	5.63	763	75	83	1
Total:	26	11,392,722.01	100	360	356	5.45	734	72.32	80	4

10. First Roll Date (Group 4), Non IO

First Roll Date (Group 4), Non IO	Count	Total Current Balance	Percent Current Balance	Weighted OT	Weighted RTERM	Gross WAC	Weighted Original FICO	Weighted Original LTV	Weighted ROLLTERM	Weighted Seasoning
January 2015	1	503,152.10	5.37	360	353	5.63	802	52	113	7
February 2015	10	5,655,549.86	60.34	360	354	5.39	735	56.9	114	6
March 2015	2	1,113,582.26	11.88	360	355	5.3	750	56.44	115	5
June 2015	4	2,100,166.20	22.41	360	358	5.72	723	77.01	118	2
Total:	17	9,372,450.42	100	360	355	5.47	738	61.09	115	5

Collateral Stratifications
Cutoff Date: 08/01/2005

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.